NOVEMBER 1, 2018

SUPPLEMENT TO

HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH OCTOBER 11, 2018

This Supplement contains new and additional information regarding Hartford Small Cap Value Fund and should be read in connection with your Statutory Prospectus.

(1) Under the heading “Your Expenses” in the summary section for the Hartford Small Cap Value Fund, the Shareholder Fees and Annual Fund Operating Expenses tables and the footnotes attached thereto, as well as the expense examples and portfolio turnover paragraph, are deleted in their entirety and replaced with the following effective immediately:

Shareholder Fees (fees paid directly from your investment)

Share Classes	A	T	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	R6	Y	F
Management fees(2)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(3)	0.36%	0.36%	0.38%	0.26%	0.36%	0.31%	0.26%	0.14%	0.20%	0.14%
Total annual fund operating expenses	1.31%	1.31%	2.08%	0.96%	1.56%	1.26%	0.96%	0.84%	0.90%	0.84%
Fee waiver and/or expense reimbursement(4)	0.01%	0.01%	0.03%	0.00%	0.06%	0.06%	0.06%	0.04%	0.05%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.30%	1.30%	2.05%	0.96%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
(1)	For investments over $1 million, a 1.00% maximum deferred sales charge may apply.
(2)	“Management fees” have been restated to reflect current fees.
(3)	“Other expenses” for all classes, except Class T and Class R6, have been restated to reflect current transfer agency fees. "Other expenses" for Class T and Class R6 shares are based on estimated amounts.
(4)	Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.30% (Class A), 1.30% (Class T), 2.05% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), 0.80% (Class R6), 0.85% (Class Y) and 0.80% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)
•	You reinvest all dividends and distributions
•	You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$941	$1,228	$2,041
T	$379	$654	$ 949	$1,789
C	$308	$649	$1,116	$2,408
I	$ 98	$306	$ 531	$1,178
R3	$153	$487	$ 844	$1,851
R4	$122	$394	$ 686	$1,517
R5	$ 92	$300	$ 525	$1,173
R6	$ 82	$264	$ 462	$1,033
Y	$ 87	$282	$ 494	$1,103
F	$ 82	$264	$ 462	$1,033
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$941	$1,228	$2,041
T	$379	$654	$ 949	$1,789
C	$208	$649	$1,116	$2,408
I	$ 98	$306	$ 531	$1,178
R3	$153	$487	$ 844	$1,851
R4	$122	$394	$ 686	$1,517
R5	$ 92	$300	$ 525	$1,173
R6	$ 82	$264	$ 462	$1,033
Y	$ 87	$282	$ 494	$1,103
F	$ 82	$264	$ 462	$1,033

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

(2)	Under the heading “Past Performance” in the summary section for the Hartford Small Cap Value Fund, the third bullet point is deleted in its entirety and replaced with the following:

•	Reflect the Fund’s performance when it pursued different strategies prior to November 1, 2018

(3)	Under the heading “Additional Information Regarding Investment Strategies and Risks – Small Cap Value Fund” in the above referenced Statutory Prospectus, the following is added:

Wellington Management uses fundamental analysis to identify companies that it believes are undervalued due to a misunderstood change or perceived bias in the market place. As part of its investment process, Wellington Management focuses on companies that it believes are high quality and demonstrate a commitment to capital returns.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7439	November 2018